UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

HORNBECK OFFSHORE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Northpark Boulevard
Suite 300
Covington, Louisiana	70433
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (985) 727-2000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Hornbeck Offshore Services, Inc. (f/k/a Helix Energy Solutions Group, Inc.), a Delaware corporation (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2026 (the “Original Report”). As previously disclosed in the Original Report, on September 1, 2026, the Company completed its business combination (the “Business Combination”) with legacy Hornbeck Offshore Services, Inc., a Delaware corporation (“Legacy Hornbeck”), pursuant to that certain Agreement and Plan of Merger, dated as of April 22, 2026, by and among Helix Energy Solutions Group, Inc., a Minnesota corporation (“Helix”), Legacy Hornbeck, Odyssey Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of Helix, and Hercules Sub LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Helix. In connection with the completion of the Business Combination, Helix converted from a Minnesota corporation to a Delaware corporation and changed its name from “Helix Energy Solutions Group, Inc.” to “Hornbeck Offshore Services, Inc.”

This Amendment is being filed solely to provide the pro forma financial information required by Item 9.01(b) of Form 8-K that was not included in the Original 8-K at the time of its initial filing, as permitted by Item 9.01(b)(2) of Form 8-K.

Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2026, giving effect to the Business Combination as if it had been completed on June 30, 2026, and the unaudited pro forma condensed combined statements of operations of the Company for the six months ended June 30, 2026 and the year ended December 31, 2025, giving effect to the Business Combination as if it had been completed on January 1, 2025, are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2026
HORNBECK OFFSHORE SERVICES, INC.

	By:	/s/ Samuel A. Giberga
Samuel A. Giberga
Executive Vice President, General Counsel and Corporate Secretary